                                                                    Exhibit 24.0

                               POWERS OF ATTORNEY

          Each person whose signature appears below hereby constitutes and appoints Brent M. Giles and Marc J. Weishaar as the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities to sign any or all amendments to the Form AC, Application for Conversion (the "Application") by Liberty Savings Mutual Holding Company, and the Registration Statement on Form SB-2 by Liberty Bancorp, Inc. and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Office of Thrift Supervision (the "OTS") or the U.S. Securities and Exchange Commission, respectively, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of Part 563b of the OTS Rules and Regulations and the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Powers of Attorney prepared in conjunction with the Applications and the Registration Statement on Form SB-2 have been duly signed by the following persons in the capacities and on the dates indicated.

NAME                                                DATE
----                                                ----


/s/ Brent M. Giles                                         March 3      , 2006
-------------------------------------------------   --------------------
Brent M. Giles
President, Chief Executive Officer and Director
(principal executive officer)
Liberty Bancorp, Inc.

President, Chief Executive Officer and Director
(principal executive officer)
Liberty Savings Bank, F.S.B.


/s/ Marc J. Weishaar                                       March 3      , 2006
-------------------------------------------------   --------------------
Marc J. Weishaar
Senior Vice President and Chief Financial Officer
(principal financial and accounting officer)
Liberty Bancorp, Inc.

Senior Vice President and Chief Financial Officer
(principal financial and accounting officer)
Liberty Savings Bank, F.S.B.

/s/ Daniel G. O'Dell                                  March 3           , 2006
-------------------------------------------------   --------------------
Daniel G. O'Dell
Chairman of the Board
Liberty Bancorp, Inc.

Chairman of the Board
Liberty Savings Bank, F.S.B.


/s/ Ralph W. Brant, Jr.                               March 3           , 2006
-------------------------------------------------   --------------------
Ralph W. Brant, Jr.
Director
Liberty Bancorp, Inc.

Director
Liberty Savings Bank, F.S.B.


/s/ Steven K. Havens                                  March 3           , 2006
-------------------------------------------------   --------------------
Steven K. Havens
Director
Liberty Bancorp, Inc.

Director
Liberty Savings Bank, F.S.B.


/s/ Robert T. Sevier                                  March 3           , 2006
-------------------------------------------------   --------------------
Robert T. Sevier
Director
Liberty Bancorp, Inc.

Director
Liberty Savings Bank, F.S.B.


/s/ Marvin J. Weishaar                                March 3           , 2006
-------------------------------------------------   --------------------
Marvin J. Weishaar
Director
Liberty Bancorp, Inc.

Director
Liberty Savings Bank, F.S.B.